___________________________________________________________________________

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                         __________________________


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                      Date of Report:  January 16, 2003


                         Merchants Bancshares, Inc.
           (Exact name of registrant as specified in its charter)


           Vermont                      0-11595               03-0287342
(State or other jurisdiction of   (Commission File No.)     (IRS Employer
        incorporation)                                   Identification No.)

           275 Kennedy Drive
        So. Burlington, Vermont                                 05403
(Address of principal executive offices)                      (Zip Code)

                               (802) 658-3400
            (Registrant's telephone number, including area code)

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Item 5.    Other Events.

      On January 16, 2003, Merchants Bancshares, Inc. (the "Company"), the Delaware bank holding company for Merchants Bank, issued a press release announcing the Company's results for the year ended December 31, 2002. The Company is attaching this press release as Exhibit 99.1 to this Current Report on Form 8-K

Item 7.   Financial Statements, Pro forma Financial Information and
          Exhibits.

      (A)(B)   Inapplicable

      (C)      Exhibits

      99.1 Press Release issued by the Company on January 16, 2003 for the year ended December 31, 2002.


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                                 SIGNATURES

      Pursuant to the requirement of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERCHANTS BANCSHARES, INC.

                                       /s/ Joseph L. Boutin

                                       Joseph L. Boutin
                                       President and Chief Executive Officer

Dated:   January 16, 2003


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